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                                                                    EXHIBIT 10.3


                             SUBSCRIPTION AGREEMENT


         This Agreement (hereinafter the "Agreement") is entered into this 30th day of September, 2003, by and between Nicholas Anderson ("Anderson") and Power Efficiency Corporation ("PEC").

         WHEREAS, Anderson desires to purchase from PEC, and PEC desires to sell to Anderson, 536,638 shares of PEC's common stock at the per shares price of $0.87;


         NOW, THEREFORE, in consideration of the foregoing and of the promises and covenants contained herein, it is hereby covenanted and agreed as follows:

         1. Agreed Subscription; Purchase Price. Anderson hereby purchases from PEC 536,638 newly issued shares of PEC's common stock (the "Shares") for the purchase price of $466,875 ($0.87 per share). The purchase price shall be paid to PEC by the cancellation of $466,875 of debt owed by PEC to Anderson. The debt hereby cancelled consists of:

                  a. The promissory note executed by PEC in favor of Anderson dated June 6, 2002 for the principal amount of $375,000, plus $28,125 of interest on the promissory note representing all of the accrued interest on such promissory note; and

                  b. All of the accrued but unpaid salary currently owed by PEC to Anderson representing an aggregate amount of $63,750.

         2. Acknowledgments; Economic Risk; No Liquidity. Anderson understands and agrees that the purchase of the Shares is not a liquid investment. In particular and in addition to the representations in Section 3 hereof, Anderson recognizes, acknowledges and agrees that:

                  a. Anderson must bear the economic risk of investment in the Shares for an indefinite period of time since the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or applicable state securities laws ("State Acts"), and, therefore, cannot be transferred or sold unless either they are subsequently registered under the Securities Act and applicable State Acts, or an exemption from registration is available and a favorable opinion of counsel to that effect is obtained.

                  b. Although there is a limited public market for the Company's Common Stock, which is thinly traded on the National Association of Securities Dealers' Over the Counter Bulletin Board ("OTCBB") under the symbol "PREF", the Shares are being issued in a private transaction exempt from the registration requirements of the Securities Act and therefore cannot be freely resold. The Shares are restricted securities. The Shares may be resold in accordance with the provisions of Securities Act Rule 144.


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         3.       Representations. Anderson represents to, and agrees with the
                  Company that:

                  a. Anderson has carefully reviewed and understands the risks of and other considerations relating to a purchase of the Shares.

                  b. Anderson is acquiring the Shares for which he hereby subscribes as principal for his own investment account, and not (1) with a view to the resale or distribution of all or any part thereof, or (2) on behalf of another person. No person other than the undersigned will have a direct or indirect interest in the Shares subscribed for hereby.

                  c. Anderson consents to the placement of a legend on any certificate(s) evidencing the Shares stating that such securities have not been registered under the Securities Act and setting forth or referring to the restrictions on transferability and sale thereof. The Anderson is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such securities.

         4.       Terms of Subscription and Closing.

                  a. This subscription, upon acceptance by the Company, shall be binding upon the heirs, executors, administrators, successors and assigns of Anderson.

                  b. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without giving effect to conflict of laws principles.

                    [Signature page to immediately follow.]


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         IN WITNESS WHEREOF, the parties hereto have executed this Subscription
Agreement dated September 30, 2003.


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POWER EFFICIENCY CORPORATION,                Nicholas Anderson, individually
a Delaware Corporation

                                             -----------------------------------
By:
    -----------------------------------
Name:  Richard Koch
Title: President & CEO

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